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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 17, 1997



                              IMC Securities, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                  333-31197-02                            59-3284026
--------------------------------------       -----------------------------------       -----------------------------
   (State or Other Jurisdiction of                (Commission File Number)                   (I.R.S. Employer
           Incorporation)                                                                  Identification No.)

   5901 East Fowler Avenue
        Tampa Florida                                                                            33617-2362
------------------------------                                                         ----------------------------
     (Address of Principal                                                                       (Zip Code)
       Executive Offices)
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         Registrant's telephone number, including area code (813) 984-8801
                                                            --------------


                     -----------------------------------
         (Former name or former address, if changed since last report)



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

               8.1         Tax Opinion of Arter & Hadden

               23.1 Consent of Coopers & Lybrand (Independent Auditors of Financial Security Assurance Inc.)




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            IMC SECURITIES, INC. as
                                   Depositor


                              By:      /s/ Thomas Middleton
                                  ------------------------------------
                                       Name: Thomas Middleton
                                       Title:  President and Chief
                                               Operating Officer


Dated:  October 20, 1997


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                                 EXHIBIT INDEX
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
EXHIBIT NO.        DESCRIPTION                                        PAGE NO.
 8.1               Tax Opinion of Arter & Hadden

23.1               Consent of Coopers & Lybrand
                   (Independent Auditors of Financial Security
                   Assurance Inc.)